UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

FREYR Battery, Inc.
(Name of Registrant as Specified in its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! FREYR BATTERY, INC. 6 EAST COURT SQUARE NEWNAN, GA 30263 FREYR BATTERY, INC. 2024 Annual Meeting Vote by June 12, 2024 11:59 PM ET You invested in FREYR BATTERY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2024. Vote Virtually at the Meeting* June 13, 2024 12:00 p.m. Eastern time Virtually at: www.virtualshareholdermeeting.com/FREY2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V48325-P11655 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of nine directors, each to serve for a one-year term of office expiring at the 2025 Annual Meeting of Stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal. **Nominees:**	
1a.	Birger Steen	For
1b.	Tom Einar Jensen	For
1c.	Peter Matrai	For
1d.	Daniel Barcelo	For
1e.	Todd Jason Kantor	For
1f.	David J. Manners	For
1g.	Tore Ivar Slettemoen	For
1h.	Daniel Aremus Steingart	For
1i.	Jessica Wirth Strine	For
2.	Ratification of the appointment of PricewaterhouseCoopers AS as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3.	Advisory vote on the compensation of our named executive officers.	For
4.	Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	1 Year
5.	Approval of the amendment and restatement of the FREYR Battery 2021 Equity Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting and any postponement or adjournment thereof.

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V48326-P11655